                                  POWER OF ATTORNEY


The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the ACTS): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 17th day of November, 1998.




                                        /s/  Clifford L. Alexander, Jr.
                                        ---------------------------------
                                             Clifford L. Alexander, Jr.

                                  POWER OF ATTORNEY


The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the ACTS): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 16th day of November, 1998.




                                        /s/ Manfred Altstadt
                                        ----------------------
                                           Manfred Altstadt

                                  POWER OF ATTORNEY


The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the ACTS): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 16th day of November, 1998.




                                             /s/ Patrick A. Burns
                                             ----------------------
                                                Patrick A. Burns

                                  POWER OF ATTORNEY


The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, with full power of substitution to each, for her and on her behalf and in her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the ACTS): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 19th day of November, 1998.




                                             /s/ Patricia A. Cahill
                                             -----------------------
                                                Patricia A. Cahill

                                  POWER OF ATTORNEY


The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns and Diane M. Aramony, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, with full power of substitution to each, for her and on her behalf and in her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the ACTS): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 13th day of November, 1998.




                                        /s/  Salvatore R. Curiale
                                        ---------------------------
                                             Salvatore R. Curiale

                                  POWER OF ATTORNEY


The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, with full power of substitution to each, for her and on her behalf and in her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the ACTS): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 19th day of November, 1998.




                                        /s/  Roselyn P. Epps
                                        ---------------------
                                             Roselyn P. Epps

                                  POWER OF ATTORNEY


The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the ACTS): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 13th day of November, 1998.




                                        /s/  William J. Flynn
                                        ----------------------
                                             William J. Flynn

                                  POWER OF ATTORNEY


The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the ACTS): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 19th day of November, 1998.




                                        /s/  Dudley H. Hafner
                                        ----------------------
                                             Dudley H. Hafner

                                  POWER OF ATTORNEY


The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the ACTS): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 19th day of November, 1998.




                                        /s/  Earle H. Harbison, Jr.
                                        ---------------------------
                                             Earle H. Harbison, Jr.

                                  POWER OF ATTORNEY


The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, with full power of substitution to each, for her and on her behalf and in her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the ACTS): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 19th day of November, 1998.




                                        /s/  Frances R. Hesselbein
                                        ---------------------------
                                             Frances R. Hesselbein

                                  POWER OF ATTORNEY


The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the ACTS): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 18th day of November, 1998.




                                        /s/  William Kahn
                                        ------------------
                                             William Kahn

                                  POWER OF ATTORNEY


The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the ACTS): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 19th day of November, 1998.




                                        /s/  Lasalle D. Leffall, Jr.
                                        -------------------------------
                                           LaSalle D. Leffall, Jr.

                                  POWER OF ATTORNEY


The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the ACTS): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 19th day of November, 1998.




                                        /s/  Thomas J. Moran
                                        ----------------------
                                            Thomas J. Moran

                                  POWER OF ATTORNEY


The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the ACTS): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 18th day of November, 1998.




                                        /s/  Michael A. Pelavin
                                        -----------------------
                                           Michael A. Pelavin

                                  POWER OF ATTORNEY


The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the ACTS): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 14th day of November, 1998.




                                        /s/  Fioravante G. Perrotta
                                        -----------------------------
                                             Fioravante G. Perrotta

                                  POWER OF ATTORNEY


The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the ACTS): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 16th day of November, 1998.




                                        /s/  Francis H. Schott
                                        ------------------------
                                             Francis H. Schott

                                  POWER OF ATTORNEY


The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the ACTS): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 19th day of November, 1998.




                                        /s/  O. Stanley Smith, Jr.
                                        ----------------------------
                                            O. Stanley Smith, Jr.

                                  POWER OF ATTORNEY


The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), her true and lawful attorney-in-fact and agent, with full power of substitution to each, for her and on her behalf and in her name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the ACTS): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 19th day of November, 1998.




                                        /s/  Sheila M. Smythe
                                        ----------------------
                                           Sheila M. Smythe

                                  POWER OF ATTORNEY


The undersigned Director of Mutual of America Life Insurance Company, a New York corporation, hereby constitutes and appoints Thomas J. Moran, Manfred Altstadt, Patrick A. Burns, Salvatore R. Curiale and Diane M. Aramony, and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to registrations under the Securities Act of 1933 or the Investment Company Act of 1940 (the ACTS): registration statements on any form or forms under the Acts, and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith, including any documents required under the Securities Exchange Act of 1934, each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney on the 19th day of November, 1998.




                                        /s/  Elie Wiesel
                                        ----------------
                                            Elie Wiesel